UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2013

Document Security Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-32146	16-1229730
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

First Federal Plaza, Suite 1525
28 E. Main Street	14614
Rochester, NY
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 17, 2013, Document Security Systems, Inc. (the “Company”) held its annual meeting of stockholders at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604. A total of 30,766,589 shares of common stock, representing 62.5% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the annual meeting.

 Robert Fagenson, Jeffrey Ronaldi, Peter Hardigan, Robert Bzdick, Jonathon Perrelli, Ira Greenstein, David Klein and Warren Hurwitz were each elected as directors of the Company to serve until the next annual meeting of stockholders.

The stockholders ratified the board of directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The stockholders approved the non-binding proposal to approve the proposed compensation disclosed in the Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

The stockholders approved the non-binding proposal to hold an advisory vote on executive compensation annually.

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Robert Fagenson	4,662,327	1,471,276	87,360	24,545,626
Jeffrey Ronaldi	4,981,051	1,045,789	194,123	24,545,626
Peter Hardigan	5,111,441	915,029	194,493	24,545,626
Robert Bzdick	5,448,613	637,337	135,013	24,545,626
Jonathon Perrelli	4,770,816	1,131,808	318,338	24,545,627
Ira Greenstein	3,914,539	1,992,616	313,807	24,545,627
David Klein	3,936,478	1,971,666	312,819	24,545,626
Warren Hurwitz	4,015,536	1,887,504	317,923	24,545,626

2.  Ratification of appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

Votes For	Votes Against	Votes Abstained
27,965,206	2,506,931	294,452

The stockholders also ratified non-binding proposals to approve the compensation of the Company’s executive officers, as set forth in the Company’s Proxy Statement Summary Compensation Table, and to fix the frequency of a shareholder vote regarding executive compensation at every one (1) year. The final voting results on these matters were as follows:

3.  Ratification of Executive Compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,850,547	1,255,131	115,285	24,545,626

4.  Frequency of Shareholder Votes on Compensation:

1 Year	2 Year	3 Years	Abstained	Broker Non-Votes
5,383,116	29,624	590,123	218,100	24,545,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2013

DOCUMENT SECURITY SYSTEMS, INC.
/s/ Jeffrey Ronaldi
By: Jeffrey Ronaldi Title: Chief Executive Officer